Other financial liabilities measured at amortized cost (Detail) - USD ($) $ in Millions	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021
Entity [Table]
Other accrued expenses	$ 1,711	$ 1,780	$ 1,876
Accrued interest expenses	1,195	822	1,094
Settlement and clearing accounts	1,882	1,691	1,304
Lease liabilities	3,252	3,422	3,558
Other	1,891	1,925	1,167
Total other financial liabilities measured at amortized cost	$ 9,930	$ 9,641	$ 9,001